BARNES&NOBLE AT FIU
BOOKSTORE
BOOKSTORE

BARNES&NOBLE education

MBS

BARNES AND NOBLE EDUCATION, INC. TO ACQUIRE MBS TEXTBOOK EXCHANGE, LLC

Investor Presentation - February 28, 2017

Exhibit 99.2

Forward-Looking Statements
and
further
enhancements
to
Yuzu
®
and
any
future
higher
education
digital
products,
and
the
inability
to
achieve
the
expected
cost

savings; our ability to successfully implement our strategic initiatives including our ability to identify and execute upon additional acquisitions and strategic investments; technological changes; our international expansion could result in additional risks; our ability to attract and retain employees; changes to payment terms, return policies, the discount or margin on products or other terms with our suppliers; risks associated with data privacy, information security and intellectual property; trends and challenges to our business and in the locations in which we have stores; non-renewal of contracts and higher-than-anticipated store closings; disruptions to our computer systems, data lines, telephone systems or supply chain, including the loss of suppliers;
work stoppages or increases in labor costs; possible increases in shipping rates or interruptions in shipping service, effects of competition; obsolete or excessive inventory; product shortages; changes in law or regulation; the amount of our indebtedness and ability to comply with covenants applicable to any future debt financing; our ability to satisfy future capital and liquidity requirements; our ability to access the credit and capital markets at the times and in the amounts needed and on acceptable terms; adverse results from litigation, governmental investigations or tax-related proceedings or audits;
changes in accounting standards;  challenges to running our Company independently from Barnes & Noble, Inc. following the Spin-Off; the potential adverse impact on our business resulting from the Spin-Off; and the other risks and uncertainties detailed in the section titled “Risk Factors” in Part I - Item
1A in our Annual Report on Form 10-K for the year ended April 30, 2016. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described as anticipated, believed, estimated, expected, intended or planned. Subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements in this paragraph. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation.
This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and
information relating to us and our business that are based on the beliefs of our management as well as assumptions made by and information currently available to our management. When used in this communication, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will,”
“forecasts,” “projections,” and similar expressions, as they relate to us or our management, identify forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Such statements reflect our current views with respect to future events, the outcome of which is subject to certain risks, including, among others: general competitive conditions, including actions our competitors may take to grow their businesses; a decline in college enrollment or decreased funding available for students; decisions by colleges and universities to outsource their bookstore operations or change the operation of their bookstores; the general economic environment and consumer spending patterns; decreased consumer demand for our products, low growth or declining sales; our ability to successfully integrate the operations of MBS Textbook Exchange, LLC (“MBS”)
into Barnes & Noble Education, Inc. (“our Company”); the anticipated benefits of the MBS acquisition may not be fully realized or may take longer than expected; the integration of MBS’s operations into our own may also increase the risk of our internal controls being found ineffective; restructuring of our digital strategy may not result in the expected growth in our digital sales and/or profitability; risk that digital sales growth does not exceed the rate of investment spend; the performance of our online, digital and other initiatives, integration of and deployment of, additional products and services,

Complementary Transaction
Significantly Enhances Competitive Positioning in Dynamic Industry
•
Creates a Leading Physical and Virtual Bookstore Company in Higher Education
–
Together, will operate over 1,490 physical and virtual bookstores and serve more than 6 million students enrolled in higher education institutions
•
Enhances Ability to Customize Physical, Virtual and Hybrid Bookstore Models for Customers
–
Capabilities enable BNED to expand its addressable market to include higher education and K-12 schools that need virtual bookstore solutions
•
Drives Inventory Efficiencies and Broadens Wholesale Distribution Channels
–
Wholesale distribution channel and warehousing systems enable optimization of textbook sourcing, purchasing and liquidation processes
•
Delivers Expanded Textbook Selection and Lower Cost of Supply
–
Larger
inventory
and
lower
cost
of
supply
enables
BNED
to
source
and
distribute
more
affordable
solutions
•
Expands Customer Base for Digital Courseware and Analytics
–
•
Brings Compelling Financial Benefits
–
Increased scale and cash flow generation provides flexibility to explore growth opportunities
Deepens institutional partnerships through
unmatched access to affordable solutions

Larger
combined
customer
base
creates
new
sales
opportunities
for
BNED’s
suite
of
digital
platforms

Terms
•
Total purchase price of $174.2
million in cash for MBS Textbook Exchange, LLC (“MBS”)
•
Structured to “step up” the tax basis of MBS’s assets, expected to result in significant future cash tax savings
Financial Benefits
•
Accretive
to
EBITDA,
net
income
and
cash
flow
in
Fiscal
2018
•
Operational synergies over
time, largely from
inventory optimization and procurement savings
•
Provides enhanced cash flow for growth opportunities
Financing
•
Financed through amended facility with current lenders
•
Borrowed approximately $55 million to fund the acquisition
•
Over next 12 months, borrowings under the facility expected to be between $0 and $250 million
Process
•
Special Committee of Board of Directors, comprised solely of independent and disinterested directors:
Vice Admiral John R. Ryan and Dr. Jerry Sue Thornton
•
Special Committee had independent financial and legal advisors
•
Guggenheim Securities served as financial advisor to BNED
•
Evercore provided independent M&A advice and rendered a fairness opinion
•
Unanimously approved by full Board of Directors
Leadership
•
David Henderson will become President and will report to Patrick Maloney, Chief Operating Officer,
Barnes & Noble Education, and President, Barnes & Noble College
Transaction Overview

MBS Overview
One of the largest used textbook wholesalers and the largest contract virtual bookstore operator in the U.S.
•
MBS Direct: Most complete range of options in the industry: robust used textbook selection, unique Guaranteed
Buyback program, dynamic pricing, rental and digital options, and marketplace offering
–
Significant market share among virtual higher education and private/parochial K-12 school markets
–
Operates over 700 virtual bookstores for the institutional client market
–
Partnership with VitalSource: Catalog of 90%+ of core textbooks used in North America Higher Education as
eTextbooks
–
textbooks.com
SM
: One of the largest websites for new and used textbooks
–
Excellent warehouse automation: Unrivalled operational efficiency drives competitive advantage with virtual customers
•
MBS Wholesale: Deep relationships based on the largest inventory of used textbooks, a comprehensive catalog of textbooks, superior service and systems support
–
Leading
market
share
–
serves
more
than
3,700
physical
bookstores,
including
BNED’s
770
campus
bookstores
–
More than 330,000 textbook titles in stock
–
Excellent distribution facilities process more than 13 million textbooks annually
–
MBS Database buying guide: Most complete and accurate source of college textbook information available
–
MBS Systems: Inventory management, hardware and POS software to more than 485 college bookstores

Unmatched Access and Expanded Footprint
•
Flexible, customized solutions for campus, virtual or hybrid bookstore models
–
Gives BNED leading position in virtual bookstores for educational institutions
–
Expands
addressable
market
to
include
schools
that
need
virtual
bookstore
solutions
--
a
growing
market
segment
with increasing demand and a key element of BNED’s competitive strategy
–
Enables virtual and/or hybrid bookstore models for new and existing customers
–
Broadens reach among students, faculty and alumni
•
More sales opportunities for digital courseware and analytics
–
MBS’s physical and virtual bookstore customers are incremental sales opportunity for BNED’s suite of digital platforms, such as LoudCloud
–
Expanded combined customer base will broaden BNED’s reach and deepen its institutional partnerships through unmatched access to affordable solutions
•
Optimizes textbook sourcing, purchasing and liquidation processes
–
Excellent warehousing and technical expertise significantly enhance marketplace processes
–
Expanded textbook supply at competitive prices; extends BNED rental expertise to MBS
–
Drives more efficient inventory distribution
–
Increased scale, operating synergies and diversification reduce costs and improve ability to optimize textbook pricing

BNED + MBS –
Financials

1)
For additional information, see non-GAAP reconciliation on slide 13.
2)
Figures
are
prior
to
purchase
accounting
adjustments,
including
valuation
of
assets
and
liabilities
acquired
and
the
related
non-cash
amortization.
Financial
information
for
MBS
was
derived
from
MBS’s audited financial statements for the fiscal year ended August 31, 2016, and includes revenue associated with transactions between BNED and MBS, but has been adjusted to exclude income and expenses related to certain contracts that expired prior to the acquisition date.
50.8
1.5
1,808.0
487.1
80.5
55.3
29.7
53.8
Total:
$2,295.1
Total:
$135.8
Total:
$52.3
Total:
$83.5
Revenue
Adj. EBITDA
Cap Ex
Adj. EBITDA less Cap Ex
BNED
1
MBS Textbook Exchange
2
Fiscal Year Ended April 30, 2016
($ millions)

$3.8
$3.3
$1.8
2014
2015
2016
$68.2
$65.9
$54.7
2014
2015
2016
$538.0
$500.6
$499.8
2014
2015
2016
MBS Financials
Asset-Light Model with Strong
Cash Generation
•
Performance of sales and EBITDA were
affected by:
–
Lower supply of used textbooks
–
Decline in virtual sales, primarily to
For-profit schools
–
Competition in marketplace purchasing
and rental solutions
•
Low capital needs and strong cash flow
generation

REVENUE
EBITDA
CAP EX
1)
Financial information for MBS was derived from MBS’s audited financial statements for the fiscal year ended August 31, 2016, and includes revenue associated with transactions between BNED and MBS, but has been adjusted to exclude income and expenses related to certain contracts that expired prior to the acquisition date.
FISCAL YEAR RESULTS
Year Ended August 31
($ millions)
1

Delivers Key Benefits To Stakeholders

Campus Partners:
Students, Faculty and
Administration
•
Cost savings and support to help students succeed
•
Access to widest selection of affordable materials
•
Enhanced operational support for stores
•
Improved adoption experience
•
Extensive inventory management and superior shipping services
•
The right materials at the best price
Investors
•
Accretive to EBITDA, net income and cash flow
in Fiscal 2018
•
Operational synergies from
textbook inventory optimization and procurement savings
•
New revenue growth opportunities, including digital courseware and analytics
•
Increased scale and diversification; broader distribution channels
•
Significant future cash tax savings

Complementary Transaction
Significantly Enhances Competitive Positioning in Dynamic Industry
Creates a Leading Physical and Virtual Bookstore Company in Higher Education
Enhances Ability to Customize Physical, Virtual and Hybrid Bookstore Models for Customers
Drives Inventory Efficiencies and Broadens Wholesale Distribution Channels
Delivers Expanded Textbook Selection and Lower Cost of Supply
Expands Customer Base for Digital Courseware and Analytics
Brings Compelling Financial Benefits
Deepens institutional partnerships through
unmatched access to affordable solutions

APPENDIX

Financing
•
Concurrent with the signing of the definitive acquisition
agreement, BNED amended its credit facility to add a
$100 million seasonal provision, increasing the
maximum availability under the facility to $500 million,
and borrowed approximately $55 million under the
facility to fund the acquisition and related transaction
costs
•
BNED expects borrowings under the facility to vary
from $0 to $250 million, reflecting seasonality in the
business over the next twelve months
•
The seasonal provision provides BNED with an
additional $100 million of potential borrowing capacity
and bears interest at a rate of LIBOR plus 300 bps

Sources and Uses
February 27,
2017
Sources
New Borrowings
$55.0
Available Cash
at Closing
$150.0
Total Sources
$205.0
Uses
Purchase Price
$174.2
Repay Existing MBS Seasonal Borrowings
$24.4
Transaction Fees
Paid at Closing
$6.4
Total Uses
$205.0

Dollars in thousands
Twelve
Months Ended
April 30, 2016
Net income
$
84
Add:
Depreciation and amortization expense
52,690
Interest expense, net
1,872
Income tax expense
2,667
Impairment loss (non-cash)
(1)
11,987
Restructuring costs
(1)
8,830
Transaction costs
(1)
2,398
Adjusted EBITDA (non-GAAP)
$
80,528
Reconciliation -
Non-GAAP Results
Barnes & Noble Education
Adjusted EBITDA (non-GAAP)

1)
See
Management
Discussion
and
Analysis
-
Results
of
Operations
discussion
in
Barnes
&
Noble
Education,
Inc.
Form
10-K
dated
April
30,
2016
and
filed
with
the
SEC
on
June
29,
2016.

Use of Non-GAAP Financial Information
Use
of
Non-GAAP
Financial
Information
-
Adjusted
EBITDA
To supplement Barnes & Noble Education, Inc.’s (“the Company”) consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company uses the non-GAAP financial measure of Adjusted EBITDA (defined by the Company as earnings before interest, taxes, depreciation and amortization, as adjusted for additional items subtracted from or added to net income).
The Company's management reviews this non-GAAP measure internally to evaluate the Company's performance and manage its operations.  The Company believes that the inclusion of Adjusted EBITDA results provides investors useful and important information regarding the Company's operating results. The non-GAAP measure included hereto has been reconciled to the comparable GAAP measure as required under Securities and Exchange Commission (the
"SEC") rules regarding the use of non-GAAP financial measures.  The Company urges investors to carefully review the GAAP financial information included as part of the Company's Form 10-K dated April 30, 2016 and filed with the
SEC on June 29, 2016, which includes consolidated financial statements for each of the three years for the period ended April 30, 2016 (fiscal 2016, fiscal 2015, and fiscal 2014), the unaudited condensed consolidated financial statements in our Form 10-Q for the 13 weeks ended July 30, 2016, and the unaudited condensed consolidated financial statements in our Form 10-Q for the 26 weeks ended October 29, 2016, and the unaudited condensed consolidated financial statements in our Form 10-Q for the 39 weeks ended January 28, 2017.